Exhibit 10.1

AMENDMENT NO. 2 TO LEASE

THIS AMENDMENT NO. 2 TO LEASE (this “Amendment”) is made and entered into as of the 31st day of March, 2010 between Landlord and Tenant named below:

LANDLORD:	WE George Street, L.L.C. c/o Winstanley Enterprises LLC 150 Baker Avenue Extension, Suite 303 Concord, Massachusetts 01742

TENANT:	Achillion Pharmaceuticals, Inc. 300 George Street New Haven, Connecticut 06510

BUILDING:	300 George Street New Haven, Connecticut 06510

WHEREAS, Landlord and Tenant executed a lease dated as of May 5, 2000 (as amended, the “Suite 800 Lease”) by which Tenant leases approximately 20,148 rentable square feet on the 8th floor of the Building known as Suite 800 (“Suite 800”); and

WHEREAS, Landlord and Tenant executed letters dated May 5, 2000, July 21, 2000, August 7, 2000 and December 22, 2000 regarding the initial alterations, the amount of the security deposit and provision of a letter of credit in lieu of a cash security deposit under the Suite 800 Lease; and

WHEREAS, Landlord and Tenant executed an Amendment No. 1 to Lease dated as of February 1, 2001 that amended the Suite 800 Lease to add approximately 200 rentable square feet of space on the first floor of the Building known as Suite CS02 (“Suite CS02”) and approximately 446 rentable square feet of space in the basement of the Building known as Suite NMR1 (“NMR1”); and

WHEREAS, Landlord and Tenant executed a lease dated as of March 6, 2002 (as amended, the “Lease”) by which Tenant leases approximately 8,768 rentable square feet on the second floor of the Building (“Initial Suite 202”); and

WHEREAS, Landlord and Tenant executed an Amendment No. 1 to Lease dated as of September 10, 2002 that amended the Lease to add approximately 2,293 rentable square feet of space on the second floor of the Building to Initial Suite 202 such that Tenant leases a total of approximately 11,061 rentable square feet of space on the second floor, and all of which is known as Suite 202 (“Suite 202”); and

WHEREAS, Landlord and Tenant desire to terminate the Suite 800 Lease and amend the Lease to (i) include all of the space leased by Tenant in the Building, (ii) extend the term of the Lease, and (iii) make certain other modifications and corrections to the Lease, all as more particularly set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. Capitalized terms used but not defined herein shall have the meaning ascribed to each in the Lease, as previously amended. Notwithstanding anything herein to the contrary, the provisions of this Amendment shall be effective as of April 1, 2010.

2. The Suite 800 Lease is hereby terminated, provided that Tenant shall continue to lease Suite 800, Suite CS02 and Suite NMR1 without interruption pursuant to the Lease, as amended herein.

3. Section 1.(c) is revised to provide that the Premises shall mean Suite 202, consisting of approximately 11,542 rentable square feet, Suite 800 consisting of approximately 19,540 rentable square feet (which includes a non-contiguous mechanical room of 333 rentable square feet), Suite CS02 consisting of approximately 223 rentable square feet, and Suite NMR1 consisting of approximately 495 rentable square feet. Tenant acknowledges and agrees that the rentable square footage of all of the suites comprising the Premises have been revised based on recent remeasurements. Section 1.(c) is also revised to provide that the “Rentable Square Footage of the Premises” is deemed to be 31,800 square feet in the aggregate, subject to the right of remeasurement as set forth in Section 2(c). Exhibit A of the Lease is hereby deleted and replaced with Exhibit A attached hereto, which includes all four suites that constitute the Premises.

4. Section 1.(d) is hereby revised to provide that the Base Rent for the Term (as extended below) shall be as follows:

Period	Rent Per RSF	Annual Base Rent	Monthly Installments
04/01/10 – 03/31/12	$18.07	$574,626.00	$47,885.50
04/01/12 – 03/31/14	$19.07	$606,426.00	$50,535.50
04/01/14 – 03/31/16	$20.07	$638,226.00	$53,185.50
04/01/16 – 03/31/17	$21.07	$670,026.00	$55,835.50

5. Section 1.(e) is revised such that Lease Year 8 shall be deemed to end on March 31, 2010, and each subsequent Lease Year shall mean the 12 month period thereafter.

6. Section 1.(f) is revised such that Tenant’s Pro Rata Share is 6.13%.

7. Section 1.(g) is revised such that the Term shall end on March 31, 2017.

8. Section 1.(j) is revised such that the Termination Date is March 31, 2017.

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9. Section 1.(l) is revised such that the Security Deposit is $152,500.00. The provisions of Section 6(b) are hereby deleted.

10. Section 1.(o) is revised such that the Permitted Use shall include the right of Tenant to use Suite NMR1 as a nuclear magnetic resonance facility. Isotopes that have been approved by Landlord for use in Suite NMR1 are 32P, 33P, 14C, 3H, 35S and 125I. Tenant agrees that included in the Closure Obligation under Section 32(b) is the obligation to decommission and close all areas of the Premises (i) so as to render the Premises suitable for “Unrestricted Use” as defined in and within the meaning of Subpart E of 10 CFR 20 and all other applicable Laws, and (ii) in accordance with the Laboratory Decommissioning Standard ANSI/AIHA Z9.11 latest edition (“Z9.11”), assuming that the next use of the laboratory space shall be for general office or other unrestricted commercial purposes. Tenant shall provide to Landlord a termination letter from the Nuclear Regulatory Commission or delegated state evidencing release of the Premises and the Building for Unrestricted Use, and an investigation report or an investigation/decontamination report that contains a written statement of “acceptable level of risk” (as such term is used in Z9.11) prepared by a Certified Industrial Hygienist that demonstrates compliance with Z9.11, in addition to the documentation required to demonstrate proper closure of all hazardous waste storage areas at the Premises.

11. Section 1.(p) is revised such that the Rent shall be payable to the order of WE George Street, L.L.C. at c/o Winstanley Enterprises LLC, 150 Baker Avenue Extension, Suite 303, Concord, Massachusetts 01742.

12. Tenant acknowledges and agrees that the Grandfathered cfm Level and the Grandfathered wsf Level shall only apply to Initial Suite 202.

13. Landlord, at its expense, at any time during the Term, may relocate Tenant from Suite NMR1 and/or Suite CS02 to reasonably comparable space (“Relocation Space”) within the Building without Tenant’s consent but with not less than 60 days’ prior written notice to Tenant. In order for any Relocation Space to be deemed “reasonably comparable space” it must have a reasonably comparable layout, have substantially the same utility to Tenant (given Tenant’s particular use of the particular suite) and have no material effect on Tenant’s ability to conduct its activities in that suite. Landlord shall, at its cost, build out the Relocation Space so that its build out is substantially the same as the original suite. Such build out shall be completed prior to Tenant having to move to the Relocation Space. From and after the date of the relocation, the “Premises” shall include the Relocation Space into which Tenant has been moved and shall not include the space from which Tenant has been moved, and the Base Rent and Tenant’s Pro Rata Share shall be adjusted based on the rentable square footage of the Relocation Space. Landlord shall pay Tenant’s reasonable costs for moving to the Relocation Space, including without limitation the cost of moving Tenant’s furniture and equipment.

14. Landlord hereby grants Tenant an allowance of $100,000.00 (the “Allowance”) for Alterations to the Premises to be performed by Tenant pursuant to the provisions of Section 9(c) and other applicable provisions of the Lease. Payment of the Allowance for the Alterations shall be made in accordance with the provisions set forth in Exhibit B attached hereto and made a part hereof.

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15. Landlord may in the future enter into one or more environmental use restrictions (the “ELUR”) as defined and described in Section 22a-133k and Sections 22a-133n through 22a-133s inclusive of the Connecticut General Statutes and their associated regulations (as such statutes and/or regulations may be amended or replaced from time to time) in connection with the investigation and/or remediation of the environmental condition of the Property which ELUR shall restrict the use of the Property to commercial/industrial use and which shall prohibit demolition of the Building. Tenant agrees that the Lease and Tenant’s leasehold estate therein shall be automatically and irrevocably subject to and subordinate to the ELUR at such time as the ELUR (or any modification) is recorded on the New Haven Land Records. Landlord shall, on request of Tenant, make a copy of the ELUR available to Tenant. Notwithstanding the foregoing, Tenant agrees at the request of Landlord to execute and deliver, at no cost to Landlord, an instrument in recordable form confirming the foregoing subordination. Failure of Tenant to execute and deliver such subordination within 10 days after Landlord’s request shall constitute a default under the Lease.

16. Landlord and Tenant represent and warrant to the other that each has full authority to enter into this Amendment and further agree to hold harmless, defend, and indemnify the other from any loss, costs (including reasonable attorneys’ fees), damages, or claim arising from any lack of such authority.

17. As modified herein, the Lease is hereby ratified and confirmed and shall remain in full force and effect.

18. Landlord and Tenant hereby represent and warrant to the other that each has not dealt with any broker, finder or like agent in connection with this Amendment and each does hereby agree to indemnify and hold the other, its agents and their officers, directors, shareholders, members, partners and employees, harmless of and from any claim of, or liability to, any broker, finder or like agent claiming a commission or fee by reason of having dealt with either party in connection with the negotiation, execution or delivery of this Amendment, and all expenses related thereto, including, without limitation, reasonable attorneys’ fees and disbursements.

19. This Amendment constitutes the entire agreement by and between the parties hereto and supersedes any and all previous agreements, written or oral, between the parties. No modification or amendment of this Amendment shall be effective unless the same shall be in writing and signed by the parties hereto. The provisions of this Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective legal representatives, successors and assigns.

20. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement. This Amendment shall become effective when duly executed and delivered by all parties hereto.

(Signatures on following page)

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IN WITNESS WHEREOF, Landlord and Tenant have signed this Amendment No. 2 to Lease as of the day and year first above written.

WE GEORGE STREET, L.L.C.

By:	WE George Street Holdings LLC Its Manager

	By:	WE George Street Manager Corp. Its Managing Member

		By:	/s/ Carter Winstanley
Carter J. Winstanley Its President

ACHILLION PHARMACEUTICALS, INC.

By:	/s/ Mary Kay Fenton
Mary Kay Fenton Chief Financial Officer

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EXHIBIT A

PREMISES

2A & 2B RENATBLE
11,542 SF

LEGEND

VERTICAL PENETRATIONS
BUILDING COMMON AREA
FLOOR COMMON AREA
TENANT BORDER
TENANT SPACE
VACANT SPACE
YALE SPACE
YNHH SPACE
TENANT MECHANICAL

84 Orange Street
New Haven
Connecticut 06510
203 786 5110

ARCHITECTS

SVIGALS + PARTNERS

DRAWING TITLE: 2ND FLR - ACHILLION - SUITE 202		SCALE: 1/32"=1'-0"	DRAWING NO: 2
		DATE: 03/25/10	
FILE NO:	JOB NAME: 300 GEORGE STREET BOMA	JOB NO: 0712.00	PAGE NO: –

1G-YALE
292 LEASED SF
1H-YALE
291 RENTABLE SF
1A-CAFE GEORGE BY PAULA, LLC
6,132 LEASED SF
1C-YALE ITS
6,517 LEASED SF
1S-YALE STORAGE
300 LEASED SF
1I-YALE
320 RENTABLE SF
1C.01-YALE ITS EXPANSION
976 LEASED SF
1Q-YALE NEW HAVEN
HOSPITAL MIS/CCSS
1,230 LEASED SF
1P-YALE NEW HAVEN
HOSPITAL MIS/CCSS
509 LEASED SF
1R-YNNH MECHANICAL
326 RENTABLE SF
1O-YALE NEW HAVEN
HOSPITAL MIS/CCSS
438 LEASED SF
1K-VACANT
907 RENTABLE SF
1J-YALE 901
207 LEASED SF
1F-YALE CHEM
217 RENTABLE SF
1E-ACHILLION CHEM
223 RENTABLE SF
1D-YALE CHEM
216 RENTABLE SF
1L-YALE NEW HAVEN
HOSPITAL TRAINING CENTER
14,185 LEASED SF
1M-YALE NEW HAVEN
HOSPITAL MIS/CCSS
12,454 LEASED SF
1N-YALE NEW HAVEN
HOSPITAL MIS/CCSS
9,298 LEASED SF
LEGEND
VERTICAL PENETRATIONS
FLOOR COMMON AREA
TENANT SPACE
YALE SPACE
BUILDING COMMON AREA
TENANT BORDER
VACANT SPACE
YNHH SPACE

84 Orange Street New Haven Connecticut 06510 203 786-5110	ARCHITECTS	SVIGALS + PARTNERS	DRAWING TITLE FIRST FLOOR	SCALE: 1/32"=1'-0"	DRAWING NO. 1
			FILE NO. / JOB NAME: 300 George Street	DATE: 01/30/10 JOB NO: –	PAGE NO: –

G7 RENTABLE
495 RSF

LEGEND

VERTICAL PENETRATIONS	BUILDING COMMON AREA
FLOOR COMMON AREA	TENANT BORDER
TENANT SPACE	AVAILABLE SPACE
YALE SPACE	YNHH SPACE
TENANT MECHANICAL	

84 Orange Street
New Haven
Connecticut 06510
203 786-5110

ARCHITECTS

SVIGALS + PARTNERS

DRAWING TITLE: GRD FLR - ACHILLION - SUITE NMR1	SCALE: 1/32"=1'-0"	DATE: 03/25/10	DRAWING NO: G
FILE NO:	JOB NAME: 300 GEORGE STREET BOMA	JOB NO: 0640.00	PAGE NO: -

EXHIBIT B

PAYMENT OF ALLOWANCE

A. Landlord agrees to contribute the Allowance to be applied toward the cost of the Alterations. The Allowance shall be used only for:

(1) Soft costs, including, without limitation, payment of the cost of preparing any initial space plan and the final working drawings and specifications, including mechanical, electrical, plumbing and structural drawings and of all other aspects of Tenant’s plans.

(2) The payment of plan check, permit and license fees relating to construction of the Alterations.

(3) Construction of Alterations, including, without limitation, the following:

(a) Installation within the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items.

(b) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work to be installed within the Premises.

(c) All additional Tenant requirements including, but not limited to, heating, ventilation and air conditioning, plumbing systems and other systems.

(d) All fire and life protection systems such as fire walls, alarms and accessories, safety control systems, sprinklers and fire piping, and wiring installed within the Premises.

(e) All plumbing fixtures, pipes and accessories to be installed within the Premises.

(f) Testing and inspection costs.

(g) Contractor’s fees, including, but not limited to, any fees based on general conditions.

(h) Architectural, engineering and energy management services.

(i) Installation of check meters or submeters for all utilities serving the Premises that are required to be separately metered.

B. Upon completion of each third of the Alterations that will be reimbursed using the Allowance, Tenant shall submit to Landlord an application for payment (less the amount of the standard retainage), which shall be signed by Tenant’s general contractor and the architect, for the portion of the work completed, together with the following information:

(1) A copy of a receipted invoice or other evidence reasonably satisfactory to Landlord of the payment by Tenant to Tenant’s contractor(s) for the work performed in connection with the prior application for payment (not applicable to the first application for payment).

(2) Lien waivers from all parties supplying labor or material in connection with the Alterations, in form reasonably acceptable to Landlord, which waiver may be conditioned only upon payment of work covered by the application for payment.

(3) A copy of the final Certificate of Occupancy or other final communication or approval issued by the building department or other appropriate governmental authority having jurisdiction regarding the Alterations (not applicable except for the last application for payment).

C. The approved cost of the performance of the Alterations shall be charged against the Allowance. Landlord and Tenant acknowledge that the cost of installing the Alterations may exceed the Allowance. The amount by which the cost of the Alterations exceeds the Allowance is referred to as the “Excess Cost”.

D. In no event shall the Allowance be used for the purchase of equipment, furniture or other items of personal property of Tenant. In the event the entire Allowance is not utilized or disbursed, any unused amount shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith. Tenant shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Alterations, Allowance and/or Excess Cost.